                                                                   Exhibit 99.19

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       DEAL NAME                  DATA
                       ---------                  ----
MI DATA            MI FLAG             Y/N   Y
                   % OF POOL COVERED    %        24.787
                   EFFECTIVE LTV        %        70.136

WA DTI             35.868%

DTI DISTRIBUTION   DTI <10.00           %         3.841
                   DTI 10.00-19.99      %         4.090
                   DTI 20.00-29.99      %        17.020
                   DTI 30.00-39.99      %        43.350
                   DTI 40.00-49.99      %        28.833
                   DTI 50.00-59.99      %         2.865
                   DTI 60.00-69.99      %

                                                         DATA (#)   DATA (%)
                                                         --------   --------
LOAN BALANCE DISTRIBUTION   $         0-25,000   # & %        2       0.004
                            $    25,001-50,000   # & %       38       0.144
                            $    50,001-75,000   # & %      377       2.401
                            $   75,001-100,000   # & %      599       5.208
                            $  100,001-150,000   # & %     1293      15.852
                            $  150,001-200,000   # & %      988      16.997
                            $  200,001-250,000   # & %      715      15.765
                            $  250,001-300,000   # & %      375      10.133
                            $  300,001-350,000   # & %      264       8.478
                            $  350,001-400,000   # & %      175       6.484
                            $  400,001-450,000   # & %      116       4.868
                            $  450,001-500,000   # & %       97       4.599
                            $  500,001-550,000   # & %       43       2.187
                            $  550,001-600,000   # & %       38       2.157
                            $  600,001-650,000   # & %       32       2.009
                            $  650,001-700,000   # & %        5       0.337
                            $  700,001-750,000   # & %        9       0.642
                            $  750,001-800,000   # & %        3       0.229
                            $  800,001-850,000   # & %        4       0.325
                            $  850,001-900,000   # & %        3       0.262
                            $  900,001-950,000   # & %
                            $950,001-1,000,000   # & %        2       0.190
                                 > $ 1,000,001   # & %        6       0.730

                                                      PROPERTY
BALANCE        WAC   FICO   LTV   OCCUPANCY  PURPOSE    TYPE    STATE          CITY           ZIP     DTI   DOCUMENTATION
------------  -----  ----  -----  ---------  -------  --------  -----  --------------------  -----  ------  -------------
  701,999.98  5.125   776  69.16      P         CO       SFR     CA-N  CUPERTINO             95014  36.000   FULL
  639,660.58  5.990   745  75.41      P         RT       SFR       CO  DENVER                80206  49.000   FULL
  630,000.00  7.125   689  90.00      P         CO       SFR     CA-S  RANCHO SANTA MARGARI  92688  41.000   FULL
  600,750.00  6.750   718  89.00      P         CO       PUD     CA-S  CAMARILLO             93012  40.000   FULL
  631,700.02  6.250   691  78.51      P         CO       SFR       NJ  RIVER VALE             7675  25.000   STD
  614,249.90  6.875   717  90.00      P          P        2F       MA  BRIGHTON               2135  40.000   LIM
  682,500.00  5.990   706  78.00      P         CO       SFR     CA-N  SAN MATEO             94402  48.000   FULL
  610,000.00  5.625   753  79.02      P         CO       SFR       NY  GREENBURGH            10502  38.000   FULL
  648,450.07  5.875   725  87.99      P         CO       SFR       MA  HOLLISTON              1746  45.000   FULL
  650,000.00  8.375   694  36.11      P         CO       SFR       NJ  MORRISTOWN             7960  48.000   STD
  645,798.31  6.375   695  88.63      P         CO       SFR       MA  MARBLEHEAD             1945  27.000   FULL
  614,950.70  6.875   689  90.00      P         CO       SFR       CT  NORTH STONINGTON       6359  43.000   FULL
  642,099.28  6.990   708  70.41      P         CO       SFR     CA-N  SHAVER LAKE           93664  12.000   LIM
  628,462.36  5.875   711  80.00      P         RT       SFR       NY  HUNTINGTON            11743  31.000   FULL
  723,786.50  5.625   676  80.00      P          P       SFR     CA-S  SHERMAN OAKS          91423  39.201   FULL
  617,600.00  6.375   681  80.00      P         CO       SFR     CA-N  SACRAMENTO            95829  30.833   STD
  650,000.00  7.500   651  67.57      P         CO       SFR     CA-N  FAIR OAKS             95628  35.446   STD
  616,000.00  5.375   689  80.00      P         CO       SFR       AZ  GILBERT               85234  16.925   STD
1,080,000.00  6.000   756  80.00      P          P       PUD       FL  ORLANDO               32836  28.720   STD
  636,947.00  5.250   773  79.99      P          P       PUD     CA-S  LA QUINTA             92253  25.095   STD
  724,000.00  6.000   703  80.00      P          P       SFR     CA-N  SAN JOSE              95120  40.165   STD
  650,000.00  6.250   706  70.96      P         CO       SFR     CA-N  APTOS                 95003  39.770   STD
1,270,400.00  6.750   814  80.00      P          P       SFR       AZ  SCOTTSDALE            85259  28.020   STD
  650,000.00  7.750   717  77.39      P          P       SFR     CA-S  FULLERTON             92833  35.480   STD
  892,000.00  6.750   727  80.00      P         CO        4F     CA-S  LOS ANGELES           90048  34.670   STD
  964,100.00  7.000   666  79.99      P          P       PUD       AZ  CAVE CREEK            85331  39.670   STD
  720,000.00  6.500   701  80.00      I          P       SFR     CA-S  LOS ANGELES           90291  34.716   STD
  650,000.00  5.125   801  75.14      P          P       SFR     CA-N  FOLSOM                95630  44.999   SISA
  649,950.00  6.625   702  65.00      P         CO       SFR       NC  ROCKY MOUNT           27804   0.000   NID
1,197,927.83  6.750   659  72.73      P         CO       SFR       TX  UNIVERSITY PARK       75225  35.490   STD
  818,651.76  7.000   739  74.55      I          P       SFR       NY  HUNTINGTON BAY        11743  36.580   STD
  624,000.00  7.250   657  70.43      P         CO       SFR       NJ  GLEN RIDGE             7028  38.878   STD
  700,000.00  5.875   764  68.44      P          P       SFR     CA-N  LIVERMORE             94550  40.652   STD
  639,918.95  7.625   792  80.00      P          P        2F       NY  BROOKLYN              11230   0.000   NID/NED/NAD
  761,599.99  5.750   702  80.00      P          P       SFR     CA-N  EL GRANADA            94018  43.231   STD
  640,000.00  6.500   689  80.00      P          P       SFR     CA-S  LOS ANGELES           90068  19.883   STD
1,200,000.00  5.625   806  78.95      P          P       SFR     CA-S  MALIBU                90265  27.115   STD
  638,296.63  6.625   649  80.00      P         CO       SFR       FL  ORLANDO               32817  35.359   STD
  650,000.00  6.250   693  65.00      P         CO       PUD     CA-S  SAN CLEMENTE          92673   0.000   NID
  650,000.00  6.875   639  72.63      P         CO       SFR       MN  INVER GROVE HEIGHTS   55077  41.624   STD
  679,200.00  6.375   715  80.00      I          P       SFR     CA-S  LOS ANGELES           90048  34.985   STD
  750,000.00  6.500   737  75.00      P         CO       PUD     CA-N  EL DORADO HILLS       95762  41.700   STD
  865,000.00  5.875   707  75.22      P         RT       PUD     CA-N  GILROY                95020  39.870   STD
1,260,000.00  6.250   648  80.00      P          P       SFR       MD  BETHESDA              20814  39.780   FULL
  825,000.00  7.000   713  75.00      P          P        4F       NJ  FAIRVIEW               7022  24.510   STD
  650,000.00  7.250   677  76.47      P         RT       SFR       NC  RALEIGH               27613  36.090   STD
  725,600.00  6.625   691  80.00      P          P       PUD       VA  FAIRFAX               22031  35.079   STD
  740,000.00  6.750   710  80.00      P          P       SFR     CA-N  WATSONVILLE           95076  43.550   STD
  637,500.00  6.375   732  75.00      I          P        4F     CA-N  SAN LEANDRO           94578  26.384   STD
  699,999.99  7.000   712  71.79      P          P       PUD     CA-N  REDWOOD CITY          94403  41.990   STD
  650,000.00  6.125   690  66.67      I          P       SFR     CA-N  NEWARK                94560  32.087   STD
1,385,600.00  6.250   769  80.00      P          P       SFR     CA-S  LOS ANGELES           91604  35.872   STD
  620,520.83  6.500   790  74.29      I          P        4F     CA-N  SANTA CLARA           95050  33.110   STD
  650,000.00  7.625   695  76.47      P         CO       SFR     CA-N  MILPITAS              95035  37.910   STD
  793,400.00  6.375   796  79.99      P          P       SFR     CA-N  LIVERMORE             94550  41.557   STD
  650,000.00  6.375   706  76.47      P         RT       PUD       NV  LAS VEGAS             89123  33.168   SISA
  703,900.00  7.625   743  80.00      I          P       SFR       OR  PORTLAND              97212  26.322   STD
  759,999.99  7.000   806  63.33      P         RT       SFR       MO  SAINT LOUIS           63117  19.780   STD
  959,441.28  6.875   669  80.00      P         CO       SFR       MD  REISTERSTOWN          21136  32.330   STD
  900,000.00  6.625   680  80.00      P          P       SFR       FL  CLEARWATER            33767  34.940   STD
  618,750.00  6.750   776  75.00      I          P        4F     CA-N  SANTA CLARA           95050  38.460   STD
  709,600.00  6.875   667  80.00      P         RT       PUD       MD  BOYDS                 20841  38.250   STD
  804,000.00  6.875   677  80.00      P          P       SFR       IL  HIGHLAND PARK         60035  36.190   STD
  840,000.00  6.875   753  80.00      P          P       SFR     CA-N  FREMONT               94539  37.390   STD

                                        NUMBER OF                     AVG. LOAN     % OF
PRODUCT TYPE               WA IO TERM     LOANS      LOAN BALANCE      BALANCE    TOTAL IO   % OF TOTAL POOL   WA FICO
------------               ----------   ---------   --------------   ----------   --------   ---------------   -------
1 MONTH ARM 120 MONTH IO       na           100      29,735,362.64   297,353.63      5.10          2.94          730
6 MONTH ARM 120 MONTH IO       na           124      33,961,011.95   273,879.13      5.83          3.35          729
2/28 ARM 120 MONTH IO          na           183      48,017,139.99   262,388.74      8.24          4.74          700
3/27 ARM 36 MONTH IO           na             2         543,232.61   271,616.31      0.09          0.05          675
3/27 ARM 60 MONTH IO           na           285      68,694,787.65   241,034.34     11.78          6.78          717
3/27 ARM 120 MONTH IO          na           997     237,403,979.77   238,118.33     40.72         23.44          705
5/25 ARM 60 MONTH IO           na           221      49,247,439.06   222,839.09      8.45          4.86          721
5/25 ARM 120 MONTH IO          na           351      78,247,709.11   222,927.95     13.42          7.72          716
7/23 ARM 120 MONTH IO          na            31       5,349,008.15   172,548.65      0.92          0.53          727
10/20 ARM 120 MONTH IO         na            11       2,114,980.37   192,270.94      0.36          0.21          732
30 FIXED 60 MONTH IO           na           148      29,699,488.89   200,672.22      5.09          2.93          724
                                           ----     --------------   ----------    ------         -----          ---
   TOTALS:                                 2453     583,014,140.19   237,673.93    100.00         57.55          713
                                           ====     ==============   ==========    ======         =====          ===

                                     % OWNER
PRODUCT TYPE               WA LTV   OCCUPIED   % PURCHASE   % INVESTOR   WA DTI   % FULL DOC
------------               ------   --------   ----------   ----------   ------   ----------
1 MONTH ARM 120 MONTH IO    78.91     67.13       66.92        32.53      33.23      11.80
6 MONTH ARM 120 MONTH IO    75.83     74.79       55.78        21.32      35.63      42.45
2/28 ARM 120 MONTH IO       78.80     57.53       61.05        40.46      35.68      12.76
3/27 ARM 36 MONTH IO        73.84     39.03        0.00        60.97      36.59       0.00
3/27 ARM 60 MONTH IO        80.20     98.40       10.28         0.29      38.57      71.16
3/27 ARM 120 MONTH IO       78.28     49.95       67.39        47.88      34.31      14.94
5/25 ARM 60 MONTH IO        80.11     99.29        6.58         0.32      37.58      74.37
5/25 ARM 120 MONTH IO       76.27     49.91       65.98        46.36      33.52      17.56
7/23 ARM 120 MONTH IO       76.54     37.80       65.27        55.63      32.11      30.26
10/20 ARM 120 MONTH IO      68.71     43.62       66.70        56.38      33.74      20.05
30 FIXED 60 MONTH IO        76.31    100.00        3.04         0.00      36.82      80.36
                            -----    ------       -----        -----      -----      -----
   TOTALS:                  78.17     65.17       50.75        32.79      35.27      31.68
                            =====    ======       =====        =====      =====      =====

                              INITIAL PERIODIC CAPS

PRODUCT TYPE                   NO CAP          1.00%       1.50%       2.00%       2.50%        3.00%
------------               -------------   -------------   -----   -------------   -----   ---------------
1 MONTH ARM 120 MONTH IO   29,735,362.64              --     --               --     --                --
6 MONTH ARM 120 MONTH IO   23,442,558.00              --     --               --     --                --
2/28 ARM 120 MONTH IO                                 --     --               --     --     48,017,139.99
3/27 ARM 36 MONTH IO                                  --     --               --     --                --
3/27 ARM 60 MONTH IO                       66,180,673.08     --     2,514,114.57     --                --
3/27 ARM 120 MONTH IO                                 --     --               --     --                --
5/25 ARM 60 MONTH IO                       48,004,966.06     --               --     --                --
5/25 ARM 120 MONTH IO                                 --     --               --     --                --
7/23 ARM 120 MONTH IO                                 --     --               --     --                --
10/20 ARM 120 MONTH IO                                --     --               --     --                --
30 FIXED 60 MONTH IO       29,699,488.89              --     --               --     --                --

PRODUCT TYPE               3.50%   4.00%   4.50%        5.00%           6.00%
------------               -----   -----   -----   --------------   ------------
1 MONTH ARM 120 MONTH IO     --      --      --                --
6 MONTH ARM 120 MONTH IO     --      --      --     10,518,454.40
2/28 ARM 120 MONTH IO        --      --      --                --
3/27 ARM 36 MONTH IO         --      --      --        543,232.61
3/27 ARM 60 MONTH IO         --      --      --                --
3/27 ARM 120 MONTH IO        --      --      --    237,403,979.77
5/25 ARM 60 MONTH IO         --      --      --        160,000.00   1,082,473.00
5/25 ARM 120 MONTH IO        --      --      --     78,247,709.11
7/23 ARM 120 MONTH IO        --      --      --      5,349,008.15
10/20 ARM 120 MONTH IO       --      --      --      2,114,980.37
30 FIXED 60 MONTH IO         --      --      --                --